Exhibit 99.1

Stock Code: 688082	Short Name: ACMSH

ACM Research (Shanghai), Inc.

Records of Investor Relation Activities

No.: 2025-04

Type of investor relation activities	☐ Targeted investor research	☐ Analyst meeting
	☐ Media interview	✓ Earnings Call
	☐ Press conference	☐ Roadshow
	☐ On-site visit	☐ Others
Date	August 12, 2025
Venue	Conference call
Representatives of the listed company	Chairman: HUI WANG General Manager: JIAN WANG Chief Financial Officer: LISA YI LU FENG Board Secretary: MINGZHU LUO
Summary of investor relation activities
I. Company Introduction: Leaders of the ACM Research (Shanghai), Inc. (the “Company”) briefly described the performance and financial conditions of the Company for the first half of 2025 and answered questions of concern by investors.

II. Q&A
1. The Company has set a long-term target of USD 1.5 billion in overseas revenue. How long will it take to achieve this goal?
A: This overseas revenue target is positioned as a medium- to long-term goal. We place great importance on developing overseas markets and remain committed to our strategy of differentiated technologies and serving worldwide customers. We are confident in our ability to bring independently developed products to markets across mainland China, Taiwan region, South Korea, the United States, and Europe, and to steadily increase our share of overseas sales, because we believe customers everywhere seek the best technologies.

2. The Company has significantly increased its long-term sales target, raising its estimate of the SAM in China from USD 5.0 billion to USD 7.0 billion. What are the reasons behind this increase?
A: We raised our SAM estimate in China to USD 7.0 billion primarily due to updated projections from a third-party market research firm, combined with our own assessment of China’s semiconductor industry trends. In particular, we increased our estimate of the long-term size of China’s semiconductor equipment market by 2030 from USD 30.0 billion to USD 40.0 billion. Based on this  benchmark, we set our sales target in line with our estimated anticipated market share across multiple equipment categories, including cleaning, copper plating, vertical furnace, plasma-enhanced chemical vapor deposition (PECVD), coating and Track systems.

3. The Company achieved nearly 40% sequential revenue growth in Q2. What were the reasons for revenue performance exceeding expectations?
A: Our strong Q2 revenue performance was primarily driven by two factors. First, equipment sales continued to increase, led by cleaning equipment, with electroplating equipment also showing significant year-over-year growth. Second, customer demand was robust across both logic and memory segments, which together supported stable and stronger-than-expected revenue growth.

4. Will the Company revise its full year revenue guidance?
A: At present, we are maintaining our full year revenue guidance. Any revisions, if necessary, will be based on our overall business performance and order trends in the second half of the year. We remain committed to fulfilling our disclosure obligations in a timely and transparent manner, and any updates will be provided through official disclosure announcements.

5. What is the Company’s basis for accounting for contract liabilities? Are products classified as contract liabilities after shipment?
A: The Company generally recognizes revenue only after a product has been commissioned, inspected, and accepted. If a product has been shipped but revenue has not yet been recognized, it is recorded as delivered goods. Contract liabilities primarily reflect customer prepayments, including those made after shipment, with amounts varying depending on the specific prepayment terms agreed upon with both new and existing customers.

6. Why are there great differences in the quarterly financial reports between ACM Shanghai and its controlling shareholder ACMR for two consecutive quarters, a situation not typically seen in past years?
A: The differences primarily reflect the use of different accounting standards. ACM Shanghai recognizes revenue upon customer testing and acceptance — generally after equipment has been delivered, commissioned, inspected, and formally accepted. ACMR, which reports under U.S. GAAP, recognizes revenue from initial equipment orders only after testing, inspection, and acceptance, but recognizes revenue from repeat equipment orders upon shipment.

7. The Company is fully booked with orders for Q3 and expects to be fully booked for Q4 as well. What is the current production capacity at the Lingang facility, and do you plan to increase it?
A: We currently operate two factory buildings at Lingang. Factory A is already in production, with a full capacity of RMB 10.0 billion, which is sufficient to support our full-year revenue guidance range of RMB 6.5 billion to RMB 7.1 billion. Factory B is scheduled to begin fit-out next year and is expected to commence production in the second half of the year once construction is completed. When fully operational, Factory B will provide an additional annual capacity of RMB 20.0 billion.

Enclosure: List of participants

APC International Co., Limited
Atebin Capital
Dymon Asia Capital (HK) Limited
IGWT Investment
JK Capital Management Limited
Baoying Fund Management Co., Ltd.
Beijing Longyuezhiyuan Assets Management Co., Ltd.
Beijing Shennong Capital Management Co., Ltd.
Beijing Sunshine Investment Management Co., Ltd.
Green Court Capital Management Limited
Bosera Asset Management Co., Ltd.
Caitong Securities Asset Management Co., Ltd.
Orient Fund Management Co., Ltd.
Founder Securities Co., Ltd.
Fuzhou Development Zone Sanxin Assets Management Co., Ltd.
Fuanda Fund Management Co., Ltd.
Franklin Templeton Investments (Asia) Limited
Gengji (Shanghai) Investment Management Co., Ltd.
Gongqingcheng Dingrui Assets Management Co., Ltd.
Granford (Beijing) Capital Management Co., Ltd.
Guangdong Hengqin Financial Investment Venture Fund Management Co., Ltd.
Guangdong Times Media Group Co., Ltd.
Guangdong Zhengyuan Private Fund Management Co., Ltd.
GF Securities Co., Ltd.
Guangzhou Ruimin Asset Management Co., Ltd.
GH Shining Asset Management Co., Ltd.
Guolian Minsheng Securities Co., Ltd.
Gowin AMC Co., Ltd.
Guotai Haitong Securities Co., Ltd.
Guosen Securities Co., Ltd.
Harvest Forever Capital Management (Beijing) Co., Ltd.
Manulife Investment Management (Hong Kong) Limited
Harmony Capital Financial Holdings Company Limited
Hongyun Private Fund Management (Hainan) Co., Ltd.
Huafu Securities Co., Ltd.
Huatai Financial Holdings (HK) Limited
Huatai Securities Co., Ltd.
Huaxi Capital
China Fortune Securities Co., Ltd.
HSBC Jintrust Fund Management Co., Ltd.
HSBC Qianhai Securities Co., Ltd.
CCB Financial Asset Investment Co., Ltd.

Jiangxi Bidemingqi Private Fund Management Co., Ltd.
JT Asset Management Co., Ltd.
Junyi Zhenhua (Beijing) Management Consulting Co., Ltd.
KGI Asia Limited
Kunlun Health Insurance Co., Ltd.
Minsheng Securities Co., Ltd.
J.P. Morgan Securities PLC.
Morgan Stanley
Nuode Asset Management Co., Ltd.
Panhou Dynamic (Shanghai) Capital Management Co., Ltd.
Ping An Securities Co., Ltd.
Qiming Weichuang Venture Capital Management (Shanghai) Co., Ltd.
Qingli Investment Management (Shanghai) Co., Ltd.
UBS Securities Co., Ltd.
AI-Squared Management Limited
Shandong Shanfa Green Private Equity (Investment) Fund Management Co., Ltd.
BYSZ Investment Management Co., Ltd.
Shanghai Bodu Investment Management Co., Ltd.
Shanghai Chenyan Asset Management Center (Limited Partnership)
Shanghai Desheng Baichuan Private Fund Management Co., Ltd.
Shanghai Duoshi Investment Co., Ltd.
Shanghai Genxi Private Fund Management Co., Ltd.
ShangHai Guxin Capital Management Co., Ltd.
Shanghai Everbright Securities Asset Management Co., Ltd.
Shanghai International Trust Corp. Ltd.
Shanghai Hedao Asset Management Co., Ltd.
Shanghai Jiashi Private Fund Management Co., Ltd.
Shanghai Jin En Investment Co., Ltd.
Shanghai Jingxi Investment Management Partnership (Limited Partnership)
Shanghai Kandao Assets Management Co., Ltd.
Shanghai Lianshi Investment Management Co., Ltd.
Shanghai Minghong Investment Management Co., Ltd.
Shanghai Ningquan Assets Management Co., Ltd.
Shanghai Pudong Innotek Capital Co., Ltd.
Shanghai Qinmu Asset Management Partnership (Limited Partnership)
Shanghai Qingfund Asset Management Center (General Partnership)
Shanghai Pansheng Private Fund Management Co., Ltd.
Shanghai Shangqi Investment Management Partnership (Limited Partnership)
Shanghai Shenyin Wanguo Research and Consulting Co., Ltd.
Shanghai Shicheng Investment Management Co., Ltd.
Shanghai Tianni Investment Management Co., Ltd.
Shanghai Xianhe Management Co., Ltd.
Shanghai Xiaoxi Investment Management Co., Ltd.
Shanghai Xingzhi Venture Capital Co., Ltd.

Shanghai Soullink Asset Management Co., Ltd.
Shanghai Yiheyuan Asset Management Co., Ltd.
Shanghai Yili Assets Management Co., Ltd.
Shanghai Securities Co., Ltd.
Shanghai Zhongyu Asset Management Center (Limited Partnership)
Shenzhen Chengyi Investment Co., Ltd.
Shenzhen Hongding Wealth Management Co., Ltd.
Shenzhen Wisdom Asset Management Co., Ltd.
Shenzhen Century Zhiyuan Private Securities Fund Management Co., Ltd.
Shenzhen Guohui Investment Co., Ltd.
Shenzhen Kunhou Private Placement Securities Fund Management Co., Ltd.
Shenzhen Shangcheng Asset Management Co., Ltd.
Shenzhen Taishi Investment Management Co., Ltd.
Sega Holdings Group (Hangzhou) Co., Ltd.
Suzhou High-tech Private Equity Fund Management Co., Ltd.
Tianfeng Securities Co., Ltd.
China Nature Asset Management Co., Ltd.
Xi’an Pubu Asset Management Co., Ltd.
Tibet Knight Asset Management Co., Ltd.
Xiangcai Securities Co., Ltd.
Melco International Development Limited
New China Asset Management Co., Ltd.
Symbol Investment (Shanghai) Co., Ltd.
Nomura Orient International Securities Co., Ltd.
Yingzhou Asset Management Co., Ltd.
Gladwealth Investment Group Limited
Great Wall Securities Co., Ltd.
Zhejiang Moju Asset Management Co., Ltd.
Zhejiang Free Trade Zone Fengyan Private Equity Fund Management Co., Ltd.
Zheshang Securities Co., Ltd.
China Electronics Technology Group Corporation
China International Capital Corporation Limited
China Galaxy Securities Co., Ltd.
BOB-Cardif Life Insurance Co., Ltd.
CHINALCO Capital Holdings Co., Ltd.
CITIC Securities Co., Ltd.
BOC International Securities Co., Ltd.
Bank of China Investment Management Co., Ltd.
China Post Securities Co., Ltd.
Zhuhai Deruo Private Fund Management Co., Ltd.

*          *          *

The following information is provided in connection with the furnishing of the above Record of August 2025 Investor Relation Activity of ACM Research (Shanghai), Inc. (“ACMSH”) (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.:

Forward-Looking Statements
Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMSH’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, including those recently published by the U.S. Department of Commerce imposing certain restrictions on equipment shipments and business practices with China-based semiconductor manufacturers, currency fluctuations, political instability and war, all of which may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. A further description of these risks, uncertainties and other matters can be found in filings ACM Research, Inc. makes with the U.S. Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.